Exhibit 10(yyy)

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective: January 1, 2004

issued to

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective:  January 1, 2004

issued to

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri
(hereinafter referred to collectively as the “Company”)

by

The Subscribing Reinsurer(s) Executing the
Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the “Reinsurer”)

Article I - Business Reinsured

A.

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called “policies”) issued or renewed on or after the effective date hereof and classified by the Company as follows:

	1.	Professional Liability and ancillary coverages, covering physicians, surgeons, dentists, chiropractors, podiatrists and other allied medical practitioners and their professional associations;

	2.	Health Care Facilities Liability and ancillary coverages, including employed medical technicians, partnerships, corporations and limited liability companies;

subject to the terms, conditions and limitations hereinafter set forth.

B.	Coverage hereunder may include prior acts coverage and/or extended discovery or reporting coverage when provided in the Company’s original policies.

Article II - Commencement and Termination

A.

Subject to paragraphs B and C below, this Contract shall become effective on January 1, 2004, with respect to claims made against or reported to the Company on or after that date as respects policies allocated to underwriting years commencing on or after that date, and shall continue in force thereafter until terminated.

B.

As respects subject policies issued by Intermed Insurance Company prior to January 1, 2000 for the first $1,000,000 of limits, this Contract shall also apply to losses occurring prior to January 1, 2000 on occurrence form policies whether expired prior to, or in force at, January 1, 2000, but where a claim as respects the occurrence is first made to the Company during the effective period of this Contract.  As respects this paragraph B, no occurrence shall be covered both under this Contract and under any prior contract, nor shall any occurrence be covered under this Contract if the occurrence was reported to the Company by the insured prior to January 1, 2000.

C.

As respects Extended Reporting Endorsements issued by Intermed Insurance Company prior to January 1, 2000, on subject policies written for the first $1,000,000 of limits, this Contract shall also apply to claims first made to the Company during the effective period of this Contract.

D.	Either party may terminate this Contract on any December 31 by giving the other party not less than 90 days prior written notice by certified mail.

E.

Notwithstanding paragraph D above, the Company may terminate this Contract or the share of a Subscribing Reinsurer at any time by giving the Subscribing Reinsurer not less than 30 days prior written notice in the event any of the following circumstances occur:

	1.	The Subscribing Reinsurer’s policyholders’ surplus at the inception of any underwriting year has been reduced by more than 25.0% of the amount of surplus 12 months prior to that date; or

2.

The Subscribing Reinsurer’s policyholders’ surplus at any time during any underwriting year has been reduced by more than 25.0% of the amount of surplus at the date of the Subscribing Reinsurer’s most recent financial statement filed with regulatory authorities and available to the public as of the inception of this Contract; or

3.

The Subscribing Reinsurer’s A.M. Best’s rating has been assigned or downgraded below A- and/or Standard and Poor’s Counterparty Credit and Financial Strength rating is assigned or downgraded below A-; or

	4.	A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

5.

The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

	6.	The Subscribing Reinsurer has ceased assuming new and renewal property and casualty treaty reinsurance business.

F.

Unless the Company elects to reassume the unearned reinsurance premium in force on the effective date of termination, and so notifies the Reinsurer prior to or as promptly as possible after the effective date of termination, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months, plus odd time and any extension of coverage for extended discovery or reporting coverage, following the effective date of termination.

G.

Any claims made under the extended reporting coverage provision, in accordance with Article I, shall be deemed to have been made on the date the original policy expired or was cancelled.  Premium for such extended reporting coverage shall be considered fully earned by the Reinsurer on the last date the original policy was in force.

H.

“Underwriting year” as used herein shall mean the period from January 1, 2004 through December 31, 2004, and each 12-month period thereafter, unless this Contract is terminated, in which event the final underwriting year shall be from the beginning of the then current underwriting year through the effective date of termination.  All premiums and all claims or losses from both new and renewal policies incepting during a given underwriting year shall be allocated, credited or charged, respectively, to such underwriting year, regardless of the date said premiums earn or such claims are made or losses occur (subject to the “cutoff” provisions of paragraph F above).  Any extended reporting period provided under a subject policy shall be deemed to incept during the same underwriting year as the subject policy.

Article III - Territory (BRMA 51D)

This Contract shall be worldwide in its geographical scope.

Article IV - Exclusions

A.	This Contract does not apply to and specifically excludes the following:

	1.	Reinsurance assumed by the Company other than:

		a.	Intra-company reinsurance; and

		b.	Policies underwritten by the Company but issued by another carrier at the Company’s request and reinsured 100% by the Company.

	2.	Business produced and underwritten by others.

	3.	Hospital Professional Liability and related General Liability Business.

	4.	Occurrence form policies except for those policies noted in paragraph B of Article II.

	5.	Insureds written under the Company’s Non-Standard Medical and Dental Malpractice Quota Share Reinsurance Agreement (or replacement thereof).

	6.	Nuclear risks as defined in the “Nuclear Incident Exclusion Clause - Liability - Reinsurance” attached to and forming part of this Contract.

7.

All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund.  “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

	8.	Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association.

B.

Business falling within the scope of one or more of the exclusions set forth in paragraph A or not within the terms, conditions or limitations of this Contract may be submitted to the Reinsurer for special acceptance and, if accepted by the Reinsurer, shall be subject to all the terms of this Contract except as modified by the special acceptance.

Article V - Retention and Limit

A.	Coverage A:

1.

As respects all business covered hereunder, the Company shall retain and be liable for the first $500,000 of ultimate net loss each insured, each claim or occurrence.  The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company’s retention, but the liability of the Reinsurer shall not exceed $2,500,000 as respects each insured, each claim or occurrence.

2.

In accordance with paragraph B of Article II, the maximum aggregate amount of ultimate net loss recoverable hereunder from occurrence policies issued by Intermed Insurance Company is $4,000,000 as respects all claims made for each underwriting year.

3.

The Company shall purchase or be deemed to have purchased inuring excess reinsurance to limit its ultimate net loss subject to Coverage A from any one coverage, any one policy (exclusive of loss in excess of policy limits or extra contractual obligations) to $1,000,000 each claim or occurrence.

B.	Coverage B:

1.

As respects all business covered hereunder with policy limits exceeding $1,000,000, the Company shall retain and be liable for the first $1,000,000 of ultimate net loss each insured, each claim or occurrence.  The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company’s retention, but the liability of the Reinsurer shall not exceed the following:

		a.	$4,000,000 as respects each insured, each claim or occurrence, for all Health Care Facilities, all Clinics and Corporations, all individual Dentists, and all individual Doctors in Arkansas; or

		b.	$1,000,000 as respects each insured, each claim or occurrence, for individual insureds not included in (a) above.

	2.	As respects business written in the State of Kansas, the Company’s retention shall be deemed to include coverage provided by the Healthcare Stabilization Fund.

3.

Provided that a policy cession has been made to Coverage B, a separate limit shall be payable by the Reinsurer for Extra Contractual Obligations (“ECO”) and Loss in Excess of Policy Limits (“XPL”), without a separate retention by the Company other than its 10.0% co-participation as respects ECO and XPL losses hereunder.

C.

The Company shall purchase or be deemed to have purchased inuring excess reinsurance to limit its ultimate net loss subject hereto from any one coverage, any one policy (exclusive of loss in excess of policy limits or extra contractual obligations) to $5,000,000 each insured, each claim or occurrence, and to $7,000,000 each insured in the annual aggregate.

D.

As respects any declaratory judgment action regarding a claim on a policy subject hereto, if the Company is successful or settles prior to judgment, the Company shall retain the first $70,000 of declaratory judgment expense and the Reinsurer shall be liable for 80.0% of the amount excess of the Company’s retention.  However, the liability of the Reinsurer for successful declaratory judgment expense shall not exceed $1,000,000 arising out of policies allocated to any one underwriting year.

Article VI - Definitions

A.

“Ultimate net loss” as used herein is defined as the sum or sums (including deductibles or self insured retentions of $250,000 or less paid by the Company or the insured, loss in excess of policy limits, extra contractual obligations and any loss adjustment expense, as hereinafter defined, which reduces the Company’s limit of liability under the policy involved) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not.  Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company’s ultimate net loss has been ascertained.

B.	“Loss in excess of policy limits” and “extra contractual obligations” as used herein shall be defined as follows:

1.

“Loss in excess of policy limits” shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company’s policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

2.

“Extra contractual obligations” shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company’s alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of an action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.  An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.

Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any deliberately fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

If any provision of this paragraph B shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

C.	“Insured” as used herein shall mean any party or parties provided with a separate policy limit by the Company.

D.	“Claim” and “occurrence” shall have the same meaning as the term occurrence, claim, medical incident, wrongful act or such similar term, as applicable, under the Company’s policy forms.

E.

“Loss adjustment expense” as used herein shall mean expenses assignable to the appraisal, adjustment, settlement, litigation, investigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes.  Loss adjustment expense shall include, but not be limited to interest on judgments, legal expenses, costs incurred in connection with coverage questions and legal actions connected thereto and expenses associated with unsuccessful declaratory judgment actions, but shall not include office expenses or salaries of the Company’s regular employees.

F.

“Declaratory judgment expense” as used herein shall mean all court costs, attorney’s fees and expense incurred by the Company in contesting insurance coverage on policies reinsured hereunder.  Declaratory judgment expenses shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

Article VII - Claims and Loss Adjustment Expense

A.

Whenever a claim is reserved by the Company for an amount greater than $250,000 and/or whenever a claim appears likely to result in a claim under this Contract, the Company shall notify the Reinsurer.  All cases of serious injury which, regardless of considerations of liability or coverage, in the opinion of the Company, might result in a claim under this Contract shall be reported to the Reinsurer, including, but not limited to the following:

	1.	Brain injury with significant cognitive, behavioral or physical residual damages;

	2.	Quadriplegia or paraplegia including Cauda Equina Syndrome;

	3.	Fatalities or significantly diminished life expectancy of wage earners or parents with minor children;

	4.	Any claim where the Company sustains a verdict for loss in excess of the policy limit and/or any action alleging extra contractual or bad faith obligations against the Company;

	5.	Any declaratory judgment action brought by or against the Company where the expense amount is greater than $50,000.

The Company will provide individual claim reports on reported claims to the Reinsurer and will provide updates as needed.

B.	The Reinsurer shall have the right to participate, at its own expense, in the defense of any claim or suit involving this reinsurance.

C.

All claim settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid by the Company.

D.

In the event of loss hereunder, loss adjustment expense incurred by the Company in connection therewith which does not reduce the Company’s limit of liability under the policy involved shall be shared by the Company and the Reinsurer in the proportion the ultimate net loss paid or payable by the Reinsurer bears to the total loss paid or payable by the Company, prior to any reinsurance recoveries, but after deduction of all salvage, subrogation and other recoveries.  However, if a verdict or judgment is reduced by any process other than by the trial court, resulting in an ultimate saving to the Reinsurer, or a judgment is reversed outright, the expenses incurred in securing such reduction or reversal shall be shared by the Company and the Reinsurer in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment which do not reduce the Company’s limit of liability under the policy involved shall be shared in proportion to each party’s interest in such original verdict or judgment.  The Reinsurer’s liability for such loss adjustment expense shall be in addition to its liability for ultimate net loss.

Article VIII - Reinsurance Premium

A.	Coverage A: As premium for the reinsurance provided under Coverage A for each underwriting year, the following shall apply:

	1.	As respects policies issued by First Professionals Insurance Company:

		a.	The Company shall pay the Reinsurer 10.4% of its gross net written premium applicable to all subject business for the underwriting year.

b.

The Company shall pay the Reinsurer an annual deposit premium of $23,000,000 in four equal installments of $5,750,000 on January 1, April 1, July 1 and October 1 of each underwriting year.  In the event this Contract is terminated prior to any December 31, no deposit premium installments shall be due after the effective date of termination.

	2.	As respects policies issued by Anesthesiologists’ Professional Assurance Company:

		a.	The Company shall pay the Reinsurer 20.5% of its gross net written premium applicable to all subject business for the underwriting year.

b.

The Company shall pay the Reinsurer an annual deposit premium of $4,850,000 in four equal installments of $1,212,500 on January 1, April 1, July 1 and October 1 of each underwriting year.  In the event this Contract is terminated prior to any December 31, no deposit premium installments shall be due after the effective date of termination.

	3.	As respects policies issued by Intermed Insurance Company:

		a.	The Company shall pay the Reinsurer 26.5% of its gross net written premium applicable to all subject business for the underwriting year.

b.

The Company shall pay the Reinsurer an annual deposit premium of $9,250,000 in four equal installments of $2,312,500 on January 1, April 1, July 1 and October 1 of each underwriting year.  In the event this Contract is terminated prior to any December 31, no deposit premium installments shall be due after the effective date of termination.

As respects Coverage A, within 60 days after the end of each underwriting year, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for the underwriting year, computed in accordance with subparagraphs 1, 2 and 3 above, and any additional premium due the Reinsurer shall be paid by the Company with its report.  Any return premium due the Company shall be remitted by the Reinsurer as promptly as possible after receipt of the Company’s report.  In the event this Contract is terminated prior to any December 31, premium due shall be pro rated accordingly.

B.	Coverage B:

1.

As premium for the reinsurance provided under Coverage B for each underwriting year, the Company shall pay the Reinsurer 100% of its gross excess limits net written premium applicable to subject business for the underwriting year.

2.

As respects Coverage B, within 30 days following the end of each calendar quarter, the Company shall report its gross excess limits net written premium applicable to subject business.  The premium due the Reinsurer, less any commission thereon, shall be paid by the Company with its report.

C.

Regardless of the option chosen by the Company at expiration or cancellation in accordance with the provisions of Article II, in the event the Company is bound by statute or regulation to continue coverage, the Reinsurer shall continue to receive premium as set forth above on such policies quarterly as written.

D.

“Gross net written premium” as used herein is defined as gross written premium of the Company for primary policy limits of $1,000,000 each claim or less for the classes of business reinsured hereunder, less cancellations and return premiums, and less premiums ceded by the Company for inuring facultative reinsurance, if any.

E.

“Gross excess limits net written premium” as used herein is defined as gross written premium of the Company for policy limits greater than $1,000,000 each claim for the classes of business reinsured hereunder, less cancellations and return premiums, and less premiums ceded by the Company for inuring facultative reinsurance, if any.

Article IX - Ceding Commission

A.

As respects Coverage B, the Reinsurer shall allow the Company a 22.5% commission on all premiums ceded to the Reinsurer hereunder.  The Company shall allow the Reinsurer return commission on return premiums at the same rate.

B.

It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions, taxes, assessments, and all other expenses of whatever nature, except loss adjustment expense and successful declaratory judgment expense.

Article X - Profit Sharing

A.

As respects Coverage A, the Reinsurer shall pay the Company profit sharing equal to 35.0% of the net profit, if any, in accordance with the provisions of paragraphs B and C hereunder, accruing to the Reinsurer for each underwriting year.  The Reinsurer’s net profit for each underwriting year shall be calculated in accordance with the following formula, it being understood that a positive balance equals net profit and a negative balance equals net loss:

	1.	Premiums earned for policies allocated to the underwriting year; less

2.	Expenses incurred by the Reinsurer at 30.0% of premiums earned for policies allocated to the underwriting year; less

3.	Losses incurred for policies allocated to the underwriting year; less

4.	Incurred but not reported loss reserves (“IBNR”) as original (to correspond with IBNR funding by Letter of Credit); less

5.	The Reinsurer’s net loss, if any, from the immediately preceding underwriting year of this Contract and/or the Reinsurer’s net loss, if any, carried forward from the following agreements:

	a.	First Professionals Insurance Company Casualty Excess of Loss Reinsurance Agreement CXS-3014(1994) for calendar years 1994 and 1995; and/or

	b.	First Professionals Insurance Company Physicians, Dentists, and Chiropractors Casualty First through Fourth and Clash Excess of Loss Reinsurance Agreement AR 4302 for calendar year 1996; and/or

c.

First Professionals Insurance Company Physicians, Dentists, and Chiropractors Casualty First through Fourth and Clash Excess of Loss Reinsurance Agreement AR 4373 for calendar years 1997 through 1999; and/or

	d.	FPIC Insurance Group Medical Malpractice and Lawyers Professional Liability Excess of Loss Reinsurance Agreement AR 12427 for calendar years 2000, 2001, 2002 and 2003; less

6.	The Reinsurer’s net loss, if any, from Coverage B of this Contract, calculated as follows:

	a.	Premiums earned for policies allocated to the underwriting year; less

	b.	Ceding commission allowed on (a) above; less

	c.	Expenses incurred by the Reinsurer at 30.0% of net premiums earned (premiums earned less ceding commission thereon) for policies allocated to the underwriting year; less

	d.	Losses incurred for policies allocated to the underwriting year; less

	e.	IBNR as original (to correspond with IBNR funding by Letter of Credit); less

f.

The Reinsurer’s net loss, if any, from the immediately preceding underwriting year (beginning with the Medical Malpractice Liability Excess of Loss Reinsurance Agreement, effective January 1, 2003, as respects the second layer of coverage therein, which is similar to Coverage B hereunder).  It is understood that the net loss, if any, from an underwriting year shall be carried forward to extinction.

B.

The Company shall calculate and report the Reinsurer’s net profit within 45 days after 24 months following the end of each underwriting year, and within 45 days after the end of each 12-month period thereafter until all losses subject hereto have been finally settled.  At the first calculation, one-third of the profit sharing shown to be due the Company will be payable by the Reinsurer; at the second calculation, (first recalculation), two-thirds (less any amount previously paid) will be payable; and at the third and subsequent calculations, the full amount (less any amounts previously paid) will be payable.  Any return profit sharing shown to be due the Reinsurer shall be paid by the Company with its report.

C.

“Losses incurred” as used herein shall mean ceded losses and loss adjustment expense paid as of the effective date of calculation, plus the Company’s ceded reserves for losses and loss adjustment expense outstanding as of the same date, it being understood and agreed that all losses and related loss adjustment expense under policies allocated to an underwriting year shall be charged to that underwriting year, regardless of the date said losses actually occur, unless this Contract is terminated on a “cutoff” basis, in which event the Reinsurer shall have no liability for claims made or occurrences commencing after the effective date of termination.

D.

“Premiums earned” as used herein shall mean the ceded net written premium for policies (or endorsements) allocated to the underwriting year, less the unearned portion thereof as of the effective date of calculation, it being understood that all premium from policies (or endorsements) allocated to an underwriting year shall be credited to that underwriting year, unless this Contract is terminated on a “cutoff” basis and the Company reassumes the unearned premium as of the effective date of termination.

Article XI - Other Reinsurance

The Company shall be permitted to maintain underlying “Net Account Quota Share Reinsurance” which will be disregarded for purposes of this Contract.  In addition, the Company may purchase individual facultative reinsurance, which may inure to the benefit of this Contract.  Premiums for inuring reinsurance, if any, shall be deducted from the subject premiums hereunder.

Article XII - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer unless allocated to a specific claim, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder.  Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss.  The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

Article XIII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract.  The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.

Article XIV - Access to Records (BRMA 1A)

The Reinsurer or its designated representatives shall have free access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

Article XV - Net Retained Lines (BRMA 32E)

A.

This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B.

The amount of the Reinsurer’s liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

Article XVI - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

Article XVII - Liability of the Reinsurer

A.

The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company’s policies and any endorsements thereon.  However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B.	Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

Article XVIII - Currency (BRMA 12A)

A.	Whenever the word “Dollars” or the “$” sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B.	Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

Article XIX - Taxes (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

Article XX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd’s London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A.

The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B.

In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

Article XXI - Unauthorized Reinsurers

A.

If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company’s ceded unearned premium and outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

1.

Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

	2.	Escrow accounts for the benefit of the Company; and/or

	3.	Cash advances;

if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.  The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B.

With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an “evergreen clause,” which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date.  The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

	1.	To reimburse itself for the Reinsurer’s share of unearned premiums returned to insureds on account of policy cancellations, unless paid in cash by the Reinsurer;

	2.	To reimburse itself for the Reinsurer’s share of losses and loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

	3.	To reimburse itself for the Reinsurer’s share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

4.

To fund a cash account in an amount equal to the Reinsurer’s share of any ceded unearned premium and/or outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

5.

To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer’s share of the Company’s ceded unearned premium and/or outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1), B(2) or B(4), or in the case of B(3), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

Article XXII - Insolvency

A.

In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim.  It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor.  The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C.

It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

Article XXIII - Arbitration (BRMA 6J)

A.

As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration.  One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd’s London Underwriters.  In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration.  If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B.

Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire.  The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law.  The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties.

Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C.

If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D.

Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration.  In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E.

Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

Article XXIV - Service of Suit (BRMA 49E)

(This Article applies to Reinsurers domiciled outside the United States of America and/or unauthorized in any state, territory, or district of the United States of America that has jurisdiction over the Company and in which a subject suit has been instituted.  This Article is not intended to conflict with or override the parties’ obligation to arbitrate their disputes in accordance with the Arbitration Article.)

A.

In the event any Reinsurer hereon fails to pay any amount claimed due hereunder, such Reinsurer, at the request of the Company, shall submit to the jurisdiction of a court of competent jurisdiction within the United States and shall comply with all requirements necessary to give that court jurisdiction.  Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s right to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.  Service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, or another party specifically designated in the applicable Interests and Liabilities Agreement attached hereto.  In any suit instituted against it upon this Contract, the Reinsurer shall abide by the final decision of such court or of any appellate court in the event of an appeal.

B.

The above named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they shall enter a general appearance upon the Reinsurer’s behalf in the event such a suit is instituted.

C.	Further, pursuant to any statute of any state, territory, or district of the United States that makes provision therefor, the Reinsurer hereby designates the Superintendent,

Commissioner, or Director of Insurance or other officer specified for that purpose in the statute (or his successor or successors in office) as its true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designates the above named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

Article XXV - Agency Agreement

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

Article XXVI - Intermediary (BRMA 23A)

Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder.  All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc., 3600 West 80th Street, Minneapolis, Minnesota 55431.  Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer.  Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Jacksonville, Florida,	this 13th of April in the year 2004.

/s/ Kim D. Thorpe

FPIC Insurance Group, Inc., on behalf of its
insurance company subsidiaries
First Professionals Insurance Company, Inc.,
Anesthesiologists’ Professional Assurance Company, and
Intermed Insurance Company

Nuclear Incident Exclusion Clause - Liability - Reinsurance (U.S.A.)
(Approved by Lloyd’s Underwriters’ Fire and Non-Marine Association)

(1)

This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2)

Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

Limited Exclusion Provision.*

I.

It is agreed that the policy does not apply under any liability coverage, to
          (injury, sickness, disease, death or destruction
          (bodily injury or property damage
with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

II.

Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

	III.	The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

(a) become effective on or after 1st May, 1960, or

(b) become effective before that date and contain the Limited Exclusion Provision set out above;provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(3)

Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

Broad Exclusion Provision.*

It is agreed that the policy does not apply:

	I.	Under any Liability Coverage to (injury, sickness, disease, death or destruction (bodily injury or property damage

(a)

with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(b)

resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

	II.	Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to (immediate medical or surgical relief (first aid, to expenses incurred with respect to
(bodily injury, sickness, disease or death
(bodily injury
resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

	III.	Under any Liability Coverage to
(injury, sickness, disease, death or destruction (bodily injury or property damage resulting from the hazardous properties of nuclear material, if

(a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

(b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(c) the (injury, sickness, disease, death or destruction (bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to
          (injury to or destruction of property at such nuclear facility
          (property damage to such nuclear facility and any property thereat.

	IV.	As used in this endorsement:

“hazardous properties” include radioactive, toxic or explosive properties; “nuclear material” means source material, special nuclear material or byproduct material; “source material”, “special nuclear material”, and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; “spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; “waste” means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; “nuclear facility” means

(a) any nuclear reactor,

(b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling processing or packaging waste,

(c)

any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d)

any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; “nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

(With respect to injury to or destruction of property, the word “injury” or “destruction,”
(“property damage” includes all forms of radioactive contamination of property,
(includes all forms of radioactive contamination of property.

V.

The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

(i) Garage and Automobile Policies issued by the Reassured on New York risks, or

(ii)

statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

4.

Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters’ Association or the Independent Insurance Conference of Canada.

*NOTE.

The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective:  January 1, 2004

issued to

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri

Reinsurers	Participations

ACE Tempest Re USA, Inc. (for ACE Property & Casualty Insurance Company)	7.5%
Partner Reinsurance Company of the U.S.	15.0
Transatlantic Reinsurance Company	20.5

Through Benfield Limited
Hannover Ruckversicherungs-Aktiengesellschaft	30.0
Lloyd’s Underwriters and Companies Per Signing Schedule(s)	27.0

Total	100.0%

Interests and Liabilities Agreement

of

ACE Property & Casualty Insurance Company
Philadelphia, Pennsylvania
by
ACE Tempest Re USA, Inc.
Stamford, Connecticut
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective:  January 1, 2004

issued to and duly executed by

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri

The Subscribing Reinsurer hereby accepts a 7.5% share in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 2004, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Stamford, Connecticut,     this 8th day of April in the year 2004.

/s/ David C. Riek

ACE Tempest Re USA, Inc.
(for and on behalf of ACE Property & Casualty Insurance Company)

Interests and Liabilities Agreement

of

Hannover Ruckversicherungs-Aktiengesellschaft
Hannover, Germany
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective:  January 1, 2004

issued to and duly executed by

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri

The Subscribing Reinsurer hereby accepts a 30.0% share in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 2004, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hannover, Germany,     this _______ day of _________________________ in the year ____________.

Hannover Ruckversicherungs-Aktiengesellschaft

Interests and Liabilities Agreement

of

Partner Reinsurance Company of the U.S.
New York, New York
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective:  January 1, 2004

issued to and duly executed by

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri

The Subscribing Reinsurer hereby accepts a 15.0% share in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 2004, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Greenwich, Connecticut,   this 23rd day of April in the year 2004.

/s/ Giuseppe A. Ruggieri

Partner Reinsurance Company of the U.S.

Interests and Liabilities Agreement

of

Transatlantic Reinsurance Company
New York, New York
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective:  January 1, 2004

issued to and duly executed by

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri

The Subscribing Reinsurer hereby accepts a 20.5% share in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 2004, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,   this 24th day of May in the year 2004.

/s/ Niick Tzaneteas

Transatlantic Reinsurance Company

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyd’s
shown in the Signing Schedule attached hereto
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective:  January 1, 2004

issued to and duly executed by

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri

The Subscribing Reinsurer hereby accepts a 12.0% share in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 2004, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule attached hereto.

          Now Know Ye that We the Underwriters, Members of the Syndicates whose definitive numbers in the after-mentioned List of Underwriting Members of Lloyd’s are set out in the attached Table, hereby bind ourselves each for his own part and not one for another, our Executors and Administrators, and in respect of his due proportion only, to pay or make good to the Assured or to the Assured’s Executors or Administrators or to indemnify him or them against all such loss, damage or liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the Underwriters, is liable shall be ascertained by reference to his share, as shown in the said List, of the Amount, Percentage or Proportion of the total sum insured hereunder which is in the Table set opposite the definitive number of the Syndicate of which such Underwriter is a Member AND FURTHER THAT the List of Underwriting Members of Lloyd’s referred to above shows their respective Syndicates and Shares therein, is deemed to be incorporated in and to form part of this policy, bears the number specified in the attached Table and is available for inspection at Lloyd’s Policy Signing Office by the Assured or his or their representatives and a true copy of the material parts of the said List certified by the General Manager of Lloyd’s Policy Signing Office will be furnished to the Assured on application.

          In Witness whereof the General Manager of Lloyd’s Policy Signing Office has subscribed his name on behalf of each of us.

(NM)	LLOYD’S POLICY SIGNING OFFICE,

/s/ Peter George

General Manager

Definitive Numbers of Syndicates and Amount,
Percentage
or Proportion of the Total Sum insured hereunder
shared

BUREAU REFERENCE	61656 08/06/04	BROKER NUMBER 1108

PROPORTION %	SYNDICATE	UNDERWRITER’S REFERENCE

7.00	435	83667600
5.00	2488	BBCM54JE4330

TOTAL LINE	No. OF SYNDICATES
12.00	2

THE LIST OF UNDERWRITING MEMBERS
OF LLOYDS IS IN RESPECT OF 2004
YEAR OF ACCOUNT

          Now Know Ye that We the Underwriters, Members of the Syndicates whose definitive numbers in the after-mentioned List of Underwriting Members of Lloyd’s are set out in the attached Table, hereby bind ourselves each for his own part and not one for another, our Executors and Administrators, and in respect of his due proportion only, to pay or make good to the Assured or to the Assured’s Executors or Administrators or to indemnify him or them against all such loss, damage or liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the Underwriters, is liable shall be ascertained by reference to his share, as shown in the said List, of the Amount, Percentage or Proportion of the total sum insured hereunder which is in the Table set opposite the definitive number of the Syndicate of which such Underwriter is a Member AND FURTHER THAT the List of Underwriting Members of Lloyd’s referred to above shows their respective Syndicates and Shares therein, is deemed to be incorporated in and to form part of this policy, bears the number specified in the attached Table and is available for inspection at Lloyd’s Policy Signing Office by the Assured or his or their representatives and a true copy of the material parts of the said List certified by the General Manager of Lloyd’s Policy Signing Office will be furnished to the Assured on application.

          In Witness whereof the General Manager of Lloyd’s Policy Signing Office has subscribed his name on behalf of each of us.

(NM)	LLOYD’S POLICY SIGNING OFFICE,

/s/ Peter George

General Manager

Definitive Numbers of Syndicates and Amount,
Percentage
or Proportion of the Total Sum insured hereunder
shared

BUREAU REFERENCE	61656 08/06/04	BROKER NUMBER 1108

PROPORTION %	SYNDICATE	UNDERWRITER’S REFERENCE

7.00	435	83667600
5.00	2488	BBCM54JE4330

TOTAL LINE	No. OF SYNDICATES
12.00	2

THE LIST OF UNDERWRITING MEMBERS
OF LLOYDS IS IN RESPECT OF 2004
YEAR OF ACCOUNT

Interests and Liabilities Agreement

of

Certain Insurance Companies
shown in the Signing Schedule(s) attached hereto
(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

Medical Professional Liability Excess of Loss
Reinsurance Contract
Effective:  January 1, 2004

issued to and duly executed by

Member Companies of FPIC Insurance Group, Inc.
including
First Professionals Insurance Company, Inc.
Jacksonville, Florida
Anesthesiologists’ Professional Assurance Company
Coral Gables, Florida
and
Intermed Insurance Company
St. Louis, Missouri

The Subscribing Reinsurer hereby accepts a 15.0% share in the interests and liabilities of the “Reinsurer” as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 2004, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer’s share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule(s) attached hereto.

BUREAU REFERENCE		0403190001483

PROPORTION	CODE	MEMBER COMPANY AND REFERENCE

%

7.5000000	W4006	WELLINGTON REINSURANCE LIMITED
NOW KNOWN AS ASPEN INSURANCE UK LIMITED UW702622FOX
7.5000000	R4003	ALEA LONDON LIMITED
AFXEX0114713

15.000000% TOTAL

          the Reinsurers, hereby severally agree to reinsure the Reinsured in the manner and proportions set forth in this reinsurance contract.

The subscribing Reinsurers’ obligations under this contract are several and not joint and are limited solely to the extent of their individual signed subscriptions. The subscribing Reinsurers are not responsible for the subscription of any co-subscribing Reinsurer who for any reason does not satisfy all or part of its obligations.

In witness whereof the name of the Managing Director of Ins-sure Services Limited is subscribed on behalf of each of the Reinsurers in accordance with the provisions of the Services Agreement that each of the Reinsurers has with London Processing Centre Limited (a wholly owned subsidiary of Ins-sure Services Limited).

/s/ David Andrews	Managing Director

This wording is not valid unless it bears the signature of the Managing Director of Ins-sure Services Limited.

BUREAU REFERENCE		0406080001174

PROPORTION	CODE	MEMBER COMPANY AND REFERENCE

%

7.5000000	W4006	WELLINGTON REINSURANCE LIMITED
NOW KNOWN AS ASPEN INSURANCE UK LIMITED UW702623DOX
7.5000000	R4003	ALEA LONDON LIMITED
AFXEX0114714

15.000000% TOTAL

The subscribing Reinsurers’ obligations under this contract are several and not joint and are limited solely to the extent of their individual signed subscriptions. The subscribing Reinsurers are not responsible for the subscription of any co-subscribing Reinsurer who for any reason does not satisfy all or part of its obligations.

In witness whereof the name of the Managing Director of Ins-sure Services Limited is subscribed on behalf of each of the Reinsurers in accordance with the provisions of the Services Agreement that each of the Reinsurers has with London Processing Centre Limited (a wholly owned subsidiary of Ins-sure Services Limited).

/s/ David Andrews	Managing Director

This wording is not valid unless it bears the signature of the Managing Director of Ins-sure Services Limited.